EXHIBIT 32.2

Certification of Chief Financial Officer of Hypercom Corporation
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I certify to the best of my knowledge that: (i) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 of Hypercom Corporation (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hypercom Corporation.

By:	/s/ G. Grant Lyon
G. Grant Lyon
Interim Chief Financial Officer May 10, 2005